UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

SOLARWINDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

To all members of the SolarWinds family,

I have some exciting news about the future of SolarWinds. As you know, our board of directors has undertaken a thorough review of the strategic and financial alternatives available to our Company. Today we have announced the outcome of that review. Subject to stockholder approval, SolarWinds will be acquired by Thoma Bravo, a leading private equity firm focused on investments in middle-market companies in fragmented and consolidating industries, and Silver Lake Partners, a leading private equity firm focused on investments in technology, technology-enabled and related industries. I have attached a copy of the press release we issued this morning.

After the transaction closes, this means that we will be a private company. With a purchase price of $60.10 per share, SolarWinds has been valued at approximately $4.5 billion, highlighting the tremendous value we have created together for our public stockholders since we went public six years ago. I’m proud of our employees across the globe, and of our accomplishments as a team. This is a pivotal moment in SolarWinds’ history, and I believe it positions us well to continue to serve our customers and build world-class software products. As a private company, we also expect to benefit from added flexibility, which we believe will help us to continue to build SolarWinds into an even larger and more successful business.

This transaction is expected to close (i.e. become fully effective) in the first quarter of 2016, subject to stockholder approval, certain regulatory approvals and other customary closing conditions. Thoma Bravo and Silver Lake Partners are highly accomplished private equity firms focused on investing in software companies, and they have a strong track record of helping their companies grow and succeed in the marketplace.  I cannot imagine better partners for SolarWinds. Through this process, SolarWinds’ management team has come to know the Thoma Bravo and Silver Lake Partners teams well, and we are fully confident that they are the right partners for SolarWinds both strategically and culturally. The Thoma Bravo and Silver Lake teams have the highest praise for our employees and our business, and they are eager to help SolarWinds continue to grow and evolve.

I am sure many of you are wondering what this means for you and the future of SolarWinds going forward. This is another milestone on our journey as we continue to grow and scale our business. I believe very strongly that this transaction better positions us for the future, and provides us with the ability to focus on creating a great, sustainable software company. I will be sending an invitation for an all-hands meeting to discuss the announcement and answer your questions.

In the meantime, there are FAQs posted on Confluence. The FAQs provide additional information. Please remember that this is the first step in a process that could take several months. We will continue to update you and provide additional details as we move toward closing this transaction. Until then, keep focused on Q4 and delivering another quarter of outstanding results for our customers and the company.

If you should be contacted by media or investors regarding today’s news, please refer them to Dave Hafner, at dave.hafner@solarwinds.com. If any customers or partners reach out with questions regarding the transaction, please direct them to your managers as appropriate.

Thank you again for your commitment and dedication to SolarWinds.

Kevin

Additional Information and Where to Find It

In connection with the merger, SolarWinds, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website www.solarwinds.com or by writing to the Company’s Secretary at 7171 Southwest Parkway, Building 400, Austin, TX 78735.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 3, 2015 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Forward-looking statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give  rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee and/or reimbursement of their expenses; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2015 and June 30, 2015. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

Employee FAQ

1)             What was announced today?

•                            SolarWinds, Inc. has entered into a definitive agreement to be acquired by Thoma Bravo and Silver Lake for $60.10 per share in cash, or a total equity value of approximately $4.5 billion.

•                            At the conclusion of the transaction SolarWinds, Inc. will become a privately owned company.

2)             Why did the Board decide to take the Company private?

•                            The Board evaluated a full range of financial and strategic alternatives to maximize value for SolarWinds’ stockholders.

•                            The Board unanimously determined that this offer is the best way to maximize value for our stockholders, providing immediate and substantial cash value, as well as a compelling 43.5% premium.

•                            Additionally, as a private company, we expect SolarWinds to benefit from added flexibility and strong financial partners, which will allow us to be more focused on our long-term growth strategy.

3)             What needs to happen between now and close?

•                            We expect to close in the first calendar quarter of 2016. The transaction is subject to approval from SolarWinds stockholders, regulatory approvals and other customary closing conditions.

4)             What are the benefits of this transaction for SolarWinds employees?

•                            As a private company, we expect to be able to take more of a long-term perspective on our business and strategy, ensuring a strong future for SolarWinds and its customers, partners and employees.

5)             Are there any immediate changes that Thoma Bravo and Silver Lake are expected to make? How will this affect the day-to-day operations at SolarWinds?

•                            The transaction has not yet closed, but for now we expect things to remain business as usual.

•                            As we approach the close of the deal, we will provide updates as they become available.

6)             Will there be layoffs as a result of the transaction?

•                            Thoma Bravo and Silver Lake are focused on growing SolarWinds’ position as an IT management software leader.

•                            Thoma Bravo is a leading private equity firm focused on focus on application and infrastructure software and technology enabled services. Silver Lake is a global leader in technology investments whose portfolio includes leading technology and technology-enabled businesses.  Both firms focus on helping its companies achieve operational, product and customer service excellence by contributing professional expertise, proven best practices and management techniques.

•                            As we approach the close of the deal, we will provide any material updates as they become available. Any operating changes will communicated as soon as possible.

7)             What changes should we expect when SolarWinds is no longer a public company?

•                            For now we expect things to remain business as usual.

9)             Will my benefits package change when SolarWinds is no longer a public company?

•                            We will provide more information in the months ahead.

10)      Will the headquarters remain in the same location?

•                            SolarWinds will continue to be headquartered in Austin.

11)      Who do I go to with questions about this announcement?

•                            Please consult your VP or General Counsel.

Additional Information and Where to Find It

In connection with the merger, SolarWinds, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website www.solarwinds.com or by writing to the Company’s Secretary at 7171 Southwest Parkway, Building 400, Austin, TX 78735.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 3, 2015 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Forward-looking statements

This communication, and the documents to which the Company refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give  rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay a termination fee and/or reimbursement of their expenses; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from the Company’s ongoing business operations, and (ix) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2015 and June 30, 2015. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.